                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Collagen Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

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          pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials:

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     previously. Identify the previous filing by registration statement number,
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
                                                                   APPENDIX

                              COLLAGEN CORPORATION

                        1985 EMPLOYEE STOCK PURCHASE PLAN

                           (AS AMENDED AUGUST 7, 1997)


      The following constitute the provisions of the 1985 Employee Stock Purchase Plan of Collagen Corporation.

      1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended . The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

      2.    Definitions.

            (a) "Board" shall mean the Board of Directors of the Company.

            (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (c) "Common Stock" shall mean the Common Stock, $0.01 par value, of the Company.

            (d) "Company" shall mean Collagen Corporation, a Delaware corporation.

            (e) "Compensation" shall mean all regular straight time gross earnings and commissions, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses or other compensation.

            (f) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

            (g) "Contributions" shall mean all amounts credited to the account of a participant pursuant to the Plan.

            (h) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

            (i) "Employee" shall mean any person, including an officer, who is customarily employed for at least twenty (20) hours per week and more than five
(5) months in a calendar year by the Company or one of its Designated Subsidiaries.

            (j) "Exercise Date" shall mean the last day of each offering period of the Plan.

            (k) "Offering Date" shall mean the first day of each offering period of the Plan.

            (1) "Plan" shall mean this 1985 Employee Stock Purchase Plan.

            (m) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

      3.    Eligibility.

            (a) Any person who is an Employee as of the Offering Date of a given offering period shall be eligible to participate in such offering period under the Plan, subject to the requirements of paragraph 5(a) and the limitations imposed by Section 423(b) of the Code.

            (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) which permits his rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

      4. Offering Periods. The Plan shall be implemented by a series of offerings, each of which shall continue for a period of twelve (12) months. The first offering period of the Plan shall commence on or about January 1, 1986. Subsequent offering periods shall commence every twelve (12) months after the commencement of the first offering period (or at such other time or times as may be determined by the Board of Directors), and each such offering period shall have a duration of twelve (12) months. The Plan shall continue until terminated in accordance with paragraph 19 hereof. The Board of Directors of the Company shall have the power to change the duration and/or the frequency of offering periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first offering period to be affected.

      5.    Participation.

            (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company's Office of Human Resources prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given offering. The subscription agreement shall set forth the percentage of the participant's Compensation (which shall be not less than 2% and not more than 15%) to be paid as Contributions pursuant to the Plan.

            (b) Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the Exercise Date of the offering to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in paragraph 10.

      6. Method of Payment of Contributions.

            (a) The participant shall elect to have payroll deductions made on each payday during the offering period in an amount not less than two percent (2%) and not more than fifteen percent (15%) of such participant's Compensation on each such payday; provided that the aggregate of such payroll deductions during the offering period shall not exceed fifteen percent (15%) of the participant's aggregate Compensation during said offering period. All payroll deductions made by a participant shall be credited to his account under the Plan. A participant may not make any additional payments into such account.

            (b) A participant may discontinue his participation in the Plan as provided in paragraph 10, or may lower, but not increase, the rate of his Contributions during the offering period by completing and filing with the Company a new subscription agreement within the ten (10) day period immediately preceding the beginning of any calendar quarter during the offering period. The change in rate shall be effective as of the beginning of the calendar quarter following the date of filing of the new subscription agreement.

      7.    Grant of Option.

            (a) On the Offering Date of each offering period, each eligible Employee participating in the Plan shall be granted an option to purchase (at the per share option price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's Contributions to be made during such offering period (not to exceed an amount equal to fifteen percent (15%) of his Compensation during the applicable offering period) by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date, or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Exercise Date, subject to the limitations set forth in Sections 3(b) and 12 hereof, and provided further that the number of shares of the Company's Common Stock subject to any option granted to an Employee pursuant to this Plan shall not exceed one thousand seven hundred (1,700) with respect to options granted prior to January 1, 1998 or three thousand (3,000) with respect to options granted on or after January 1, 1998. Fair market value of a share of the Company's Common Stock shall be determined as provided in
Section 7(b) herein.

            (b) The option price per share of the shares offered in a given offering period shall be the lower of: (i) 85% of the fair market value of a share of the Common Stock of the Company on the Offering Date; or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the Exercise Date. The fair market value of the Company's Common Stock on a given date shall be determined by the Board in its discretion based on the closing price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System or, if such price is not reported, the closing asked price per share of the Common Stock as reported by NASDAQ or, in the event the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal.

      8. Exercise of Option. Unless a participant withdraws from the Plan as provided in paragraph 10, his option for the purchase of shares will be exercised automatically on the Exercise Date of the offering period, and the maximum number of full shares subject to option will be purchased for him at the applicable option price with the accumulated Contributions in his account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During his lifetime, a participant's option to purchase shares hereunder is exercisable only by him.

      9. Delivery. As promptly as practicable after the Exercise Date of each offering period, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his option. Any cash remaining to the credit of a participant's account under the Plan after a purchase by him of shares at the termination of each offering period, or which is insufficient to purchase a full share of Common Stock of the Company, shall be returned to said participant.

      10. Withdrawal; Termination of Employment.

            (a) A participant may withdraw all but not less than all the Contributions credited to his account under the Plan at any time prior to the Exercise Date of the offering period by giving written notice to the Company. All of the participant's Contributions credited to his account will be paid to him promptly after receipt of his notice of withdrawal and his option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the offering period.

            (b) Upon termination of the participant's Continuous Status as an Employee prior to the Exercise Date of the offering period for any reason, including retirement or death, the Contributions credited to his account will be returned to him or, in the case of his death, to the person or persons entitled thereto under paragraph 14, and his option will be automatically terminated.

            (c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the offering period in which the employee is a participant, he will be deemed to have elected to withdraw from the Plan and the Contributions credited to his account will be returned to him and his option terminated.

            (d) A participant's withdrawal from an offering will not have any effect upon his eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

      11. Interest. No interest shall accrue on the Contributions of a participant in the Plan.

      12. Stock.

            (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 600,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof on the Offering Date of an offering period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

            (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

            (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his spouse.

      13. Administration. The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The composition of the committee shall be in accordance with the requirements to obtain or retain any available exemption from the operation of
Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), pursuant to Rule 16b-3 promulgated thereunder.

      14. Designation of Beneficiary.

            (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of the offering period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of the offering period.

            (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

      15. Transferability. Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10.

      16. Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

      17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

      18. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

      In the event of the proposed dissolution or liquidation of the Company, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock, including shares as to which the option would not otherwise be exercisable. If the Board makes an option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the option will terminate upon the expiration of such period.

      The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

      19. Amendment or Termination. The Board of Directors of the Company may at any time terminate or amend the Plan. Except as provided in paragraph 18, no such termination can affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant, nor may an amendment be made without prior approval of the stockholders of the Company (obtained in the manner described in paragraph 21) if such amendment would:

            (a) Increase the number of shares that may be issued under the Plan;

            (b) Permit payroll deductions at a rate in excess of fifteen percent (15%) of the participant's Compensation;

            (c) Change the designation of the employees (or class of employees) eligible for participation in the Plan; or

            (d) Materially increase the benefits which may accrue to participants under the Plan.

      20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

      21. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve months before or after the date the Plan is adopted. If such stockholder approval is obtained at a duly held stockholders' meeting, it must be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon, which approval shall be:

            (a)(1) solicited substantially in accordance with Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, or (2) solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 14 of the Exchange Act at the time such information is furnished; and

            (b) obtained at or prior to the first annual meeting of stockholders held subsequent to the first registration of Common Stock under Section 12 of the Exchange Act.

                  In the case of approval by written consent, it must be obtained by the unanimous written consent of all stockholders of the Company, or by written consent of a smaller percentage of stockholders but only if the Board determines, on the basis of an opinion rendered by the Company's legal counsel, that the written consent of such a smaller percentage of stockholders will comply with all applicable laws and will not adversely affect the qualifications of the Plan under Section 423 of the Code.

      22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

      23. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in paragraph 21. It shall continue in effect for a term of twenty (20) years unless sooner terminated under paragraph 19.

                              COLLAGEN CORPORATION

                          EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT

      1. I, _________________________, hereby elect to participate in the Collagen Corporation Employee Stock Purchase Plan (the "Plan") for the offering period January 1, 19 ___ to December 31, 19 ____, and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Plan.

      2. I elect to have Contributions in the amount of ____% of my Compensation, as those terms are defined in the Plan, applied to this purchase. I understand that this amount must not be less than 2% and not more than 15% of my Compensation during the offering period.

      3. I hereby authorize payroll deductions from each paycheck during the offering period at the rate stated in Item 2 of this Subscription Agreement. I understand that all payroll deductions made by me shall be credited to my account under the Plan and that I may not make any additional payments into such account. I understand that all payments made by me shall be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Plan. I further understand that, except as otherwise set forth in the Plan, shares will be purchased for me automatically on the Exercise Date of the offering period unless I otherwise withdraw from the Plan by giving written notice to the Company for such purpose.

      4. I understand that I may discontinue at any time prior to the Exercise Date my participation in the Plan as provided in Paragraph 10 of the Plan. I also understand that I may lower, but not increase, the rate of my Contributions during the offering period by completing and filing with the Company a new Subscription Agreement within the ten (10) day period immediately preceding the beginning of any calendar quarter during the offering period. The change in rate shall be effective as of the beginning of the calendar quarter following the date of filing of the new Subscription Agreement.

      5. I have received a copy of the Company's most recent prospectus which describes the Plan and a copy of the complete "Collagen Corporation 1985 Employee Stock Purchase Plan." I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

      6. Shares purchased for me under the Plan should be issued in the name(s) of:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      7. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due to me under the Plan:

NAME:   (Please print)
                                          --------------------------------------
                                          (First)         (Middle)        (Last)
---------------------
(Relationship)
                                          --------------------------------------

                                          --------------------------------------
                                          (Address)

      8. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Offering Date (the first day of the offering period during which I purchased such shares) or within 1 year after the date of the end of the offering period, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were transferred to me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any such disposition. However, if I dispose of such shares at any time after expiration of the 2-year and 1 year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (2) the excess of the fair market value of the shares over the option price, measured as if the option had been exercised on the Offering Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

      9. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

SIGNATURE:
         ---------------------------------------

SOCIAL SECURITY #:
                  ------------------------------

DATE
     -------------------------------------------

                              COLLAGEN CORPORATION

                          EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL

      I, _____________________, hereby elect to withdraw my participation in the Collagen Corporation Employee Stock Purchase Plan (the "Stock Purchase Plan") for the offering period _________. This withdrawal covers all Contributions credited to my account and is effective on the date designated below.

      I understand that all Contributions credited to my account will be paid to me within ten (10) business days of receipt by the Company of this Notice of Withdrawal and that my option for the current period will automatically terminate, and that no further Contributions for the purchase of shares can be made by me during the offering period.

      I also understand that my withdrawal from this Offering will not affect my eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

Dated:
        ------------------                --------------------------------------
                                          Signature of Employee

                                          --------------------------------------
                                          Social Security Number



                                      -3-